UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2014 (May 9, 2014)

TRIANGLE PETROLEUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1200 17th Street, Suite 2600, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

Senior Credit Facility Amendment No. 4

On May 9, 2014, Triangle USA Petroleum Corporation (“TUSA”), a wholly-owned subsidiary of Triangle Petroleum Corporation (the “Company”), entered into Amendment No. 4 to Amended and Restated Credit Agreement and Joinder Agreement (“Amendment No. 4”) with Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent and issuing lender, and the other lenders named therein, as lenders.  Amendment No. 4 amends that certain Amended and Restated Credit Agreement, dated April 11, 2013, as reported on a Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 17, 2013, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement and Master Assignment, dated July 30, 2013, as reported on a Form 8-K filed with the SEC on August 5, 2013, as amended by that certain Amendment No. 2 to Amended and Restated Credit Agreement and Master Assignment, dated October 16, 2013, as reported on a Form 8-K filed with the SEC on October 22, 2013, as amended by that certain Amendment No. 3 to Amended and Restated Credit Agreement, dated January 13, 2014 (the “Amended A&R Credit Agreement”), to (i) increase the borrowing base under the Amended A&R Credit Agreement from $320.0 million to $355.0 million, (ii) add three new lenders to the facility, (iii) add a borrowing base redetermination by August 1, 2014, (iv) cause the borrowing base to increase by an additional $10.0 million upon closing an acquisition of certain oil and gas properties located in Williams County, North Dakota (“Acquisition No. 1”), (v) permit a one-time distribution to the Company of any funds contributed by the Company to TUSA in connection with closing Acquisition No. 1 (the “Permitted Distribution”), and (vi) permit TUSA to enter into a second lien credit facility of up to $100.0 million.

All other material terms of the A&R Credit Agreement remain unchanged.  The foregoing description of Amendment No. 4 is not complete and is qualified in its entirety by reference to the complete text of Amendment No. 4, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Senior Credit Facility Amendment No. 5

On May 14, 2014, TUSA entered into entered into Amendment No. 5 to Amended and Restated Credit Agreement and Joinder Agreement (“Amendment No. 5”) with Wells Fargo, as administrative agent and issuing lender, and the other lenders named therein, as lenders.  Amendment No. 5 amends the Amended A&R Credit Agreement, as amended by Amendment No. 4, to (i) cause the borrowing base to increase by an additional $40.0 million upon closing an acquisition of certain oil and gas properties located in Williams County, North Dakota, Sheridan County, Montana, and Roosevelt County, Montana (“Acquisition No. 2”), and (ii) amend the Permitted Distribution provision to include funds contributed by the Company to TUSA in connection with closing Acquisition No. 2.

All other material terms of the A&R Credit Agreement, as amended by Amendment No. 4, remain unchanged.  The foregoing description of Amendment No. 5 is not complete and is qualified in its entirety by reference to the complete text of Amendment No. 5, which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.02              Results of Operations and Financial Condition.

To the extent required hereunder, the information set forth under Item 7.01 is incorporated herein by reference.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 7.01              Regulation FD Disclosure.

On May 14, 2014, the Company issued a press release announcing Acquisition No. 1 and Acquisition No. 2.  A copy of the press release is attached hereto as Exhibit 99.1.

On May 14, 2014, the Company posted a presentation regarding Acquisition No. 1 and Acquisition No. 2 on its corporate website.  A copy of the presentation is attached hereto as Exhibit 99.2.

On May 14, 2014, the Company posted an updated corporate presentation on its corporate website.  A copy of the presentation is attached hereto as Exhibit 99.3.

The information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3 attached hereto shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01              Other Events.

Commitment for New Second Lien Credit Facility

TUSA received a commitment letter and term sheet from Wells Fargo Energy Capital, Inc. (“WFEC”) with respect to a new second-lien credit facility (the “Second Lien Credit Facility”) with WFEC, as administrative agent, with an expected closing date on or before July 15, 2014.  The maximum credit available under the Second-Lien Credit Facility is expected to be $150.0 million, with an initial commitment of $100.0 million.  All borrowings under the Second-Lien Credit Facility are expected to mature on October 16, 2019 (six months after the maturity of the TUSA senior secured credit facility).  Borrowings under the Second-Lien Credit Facility are expected to bear interest, at TUSA’s option, at either (i) LIBOR (subject to a floor)

plus a margin of 7% or (ii) a base rate (subject to a floor) plus a margin of 6%.  The Second Lien Credit Facility is also expected to provide for no prepayment fees during the first twelve months.  The Company currently anticipates drawing $60.0 million of the $100.0 million commitment.

This description of the Second-Lien Credit Facility is not complete and remains subject to final negotiation of the Second-Lien Credit Facility.  Since the final terms of this facility have not been agreed upon, there is no guarantee that the Company will enter into a definitive Second-Lien Credit Facility on the terms described above or at all.  WFEC’s commitment to enter into the Second-Lien Credit Facility is subject to several conditions.

Date of 2014 Annual Meeting of Stockholders

The Company previously reported setting July 16, 2014 as the date of its 2014 Annual Meeting of Stockholders, with a record date of May 19, 2014.  The Company has changed the date of its 2014 Annual Meeting of Stockholders to July 17, 2014. The record date of May 19, 2014 remains unchanged.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1

Amendment No. 4 to Amended and Restated Credit Agreement and Joinder Agreement, dated May 9, 2014, among Triangle USA Petroleum Corporation, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent and Issuing Lender, and the Lenders Named Herein, as Lenders

Exhibit 10.2

Amendment No. 5 to Amended and Restated Credit Agreement and Joinder Agreement, dated May 14, 2014, among Triangle USA Petroleum Corporation, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent and Issuing Lender, and the Lenders Named Herein, as Lenders

Exhibit 99.1	Press Release, dated May 14, 2014
Exhibit 99.2	Acquisition Presentation, posted on May 14, 2014
Exhibit 99.3	Corporate Presentation, posted on May 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2014	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Justin Bliffen
Justin Bliffen
Chief Financial Officer

Index to Exhibits

Exhibit
Number	Description

Exhibit 10.1*

Amendment No. 4 to Amended and Restated Credit Agreement and Joinder Agreement, dated May 9, 2014, among Triangle USA Petroleum Corporation, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent and Issuing Lender, and the Lenders Named Herein, as Lenders

Exhibit 10.2*

Amendment No. 5 to Amended and Restated Credit Agreement and Joinder Agreement, dated May 14, 2014, among Triangle USA Petroleum Corporation, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent and Issuing Lender, and the Lenders Named Herein, as Lenders

Exhibit 99.1*	Press Release, dated May 14, 2014
Exhibit 99.2*	Acquisition Presentation, posted on May 14, 2014
Exhibit 99.3*	Corporate Presentation, posted on May 14, 2014

* Filed herewith.